J.P. MORGAN INCOME FUNDS

JPMorgan Strategic Income Opportunities Fund
(All Share Classes)
(A series of JPMorgan Trust I)

Supplement dated January 7, 2010
to the Prospectuses dated July 1, 2009, as supplemented

Effective immediately, the information under “Portfolio Holdings Disclosure” in the “Shareholder Information” section of the Prospectuses is deleted and replaced with the following:

No sooner than three calendar days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SIOF-PH-110